January 2017

Forward-Looking Statements 2 This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation are forward-looking statements. Although PetroQuest believes that the expectations reflected in these forward-looking statements are reasonable, these statements are based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, our ability to successfully close the previously disclosed commitment for a four-year multi-draw term loan facility or receive any proceeds from draws thereunder; the sufficiency of our current liquidity; the volatility of oil and natural gas prices and significantly depressed oil prices since the end of 2014; our indebtedness and the significant amount of cash required to service our indebtedness; our ability to improve our liquidity position and refinance or restructure our indebtedness, including our 2017 Notes and 2021 2L Notes; the potential need to sell assets or seek bankruptcy protection; our estimate of the sufficiency of our existing capital sources, including availability under our bank credit facility and the result of any borrowing base redetermination; our ability to post additional collateral to satisfy our offshore decommissioning obligations; our ability to hedge future production to reduce our exposure to price volatility in the current commodity pricing market; ceiling test write-downs resulting, and that could result in the future, from lower oil and natural gas prices; our ability to raise additional capital to fund cash requirements for future operations; limits on our growth and our ability to finance our operations, fund our capital needs; our ability to find, develop and produce oil and natural gas reserves that are economically recoverable and to replace reserves and sustain production; approximately 50% of our production being exposed to the additional risk of severe weather, including hurricanes, tropical storms and flooding, and natural disasters; losses and liabilities from uninsured or underinsured drilling and operating activities; changes in laws and governmental regulations as they relate to our operations; the operating hazards attendant to the oil and gas business; the volatility of our stock price; and our ability to meet the continued listing standards of the New York Stock Exchange with respect to our common stock or to cure any deficiency with respect thereto. In particular, careful consideration should be given to cautionary statements made in the various reports the Company has filed with the SEC. The Company undertakes no duty to update or revise these forward-looking statements. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements. Prior to 2010, the Securities and Exchange Commission generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probable and possible reserves in our filings with the SEC. We use the terms “reserve inventory,” “gross unrisked reserves,” “EUR,” “inventory”, “unrisked resource potential”, 3P reserves or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of reserve inventory, gross unrisked reserves EUR, inventory, unrisked 3P reserves do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves, EUR, or unrisked resource potential or 3P reserves may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves.

Our Properties 3 Gulf Coast Mid-Con Woodford ShaleEast Texas Cotton Valley • ~52,000 gross acres (~28,000 net acres) • 3Q16 production: 22.5 MMcfe/d • Recently consummated JV program • ~$12MM in cash for 1,200 acres ($10K/acre) without selling any production • PQ pays 69% for 75% WI enhancing economics • 47 well program: 8-10 wells for 2017 • 3Q16 production: 32.9 MMcfe/d • Recently shut-in Thunder Bayou and recompletion expected to commence in January – expected to increase production to 50,000 – 70,000 Mcfe/d East Texas Gulf Coast Mid-Con 2015 Reserves (1) 159 Bcfe East Texas Gulf Coast Mid-Con 3Q16 Production 57 Mmcfe/d • Sold majority of assets • $298 MM of gross proceeds (1) Excludes Oklahoma reserves sold in 2016 3Q16 Production Mix 70% Gas 16% NGL 14% Oil

Industry Activity - Cotton Valley Trend 4 Hutchinson 9: 14.9 MMcfe/d EGP 63: 12.6 MMcfe/d Killen 13: 13.1MMcfe/d Wright 13: 30.3 MMcfe/d Werner 29: 26.7 MMcfe/d Colvin Estate 28: 26.6 MMcfe/d Berry 24H: 11.1 MMcfe/d Breffeilh: 11.1 MMcfe/d Walton 23H: 10.6 MMcfe/d PQ#13: 12.3 MMcfe/d PQ#14: 13.5 MMcfe/d PQ#15: 11.4 MMcfe/d PQ#16: 16.7 MMcfe/d PQ#17: 14.2 MMcfe/d PQ #18: 11.7 Mmcfe/d PQ #19: 12.5 Mmcfe/d PQ #20: 14.8 Mmcfe/d King 25H: 16.6 MMcfe/d Fullen 11H: 14.5 MMcfe/d Fullen 4H: 13.9 MMcfe/d Biggs 5H: 12.6 MMcfe/d Hancock Smith 2H: 11.3 MMcfe/d Rogers 6H: 11.3 MMcfe/d Lloyd 6H: 11.3 MMcfe/d Ritter 4H: 16.6 MMcfe/d Crow 2H: 17.4 MMcfe/d Pone 7H: 13.3 MMcfe/d Relative Rock Quality Comparison Porosity Marcellus (5%) PQ Cotton Valley (10%) Gulf Coast (28%) Permeability Marcellus (.01 MD) PQ Cotton Valley (10 MD) Gulf Coast (1,000 MD)

Advantages of PQ’s Cotton Valley 5  Geology: high permeability sandstones relative to low permeability shales  Multiple targets: >1,400’ thick sand column with seven benches to target  Low risk: hundreds of vertical wells with decades of production history, cores and logs  Large resource potential: previous vertical wells didn’t efficiently drain the producing zone – perfect application for horizontal development  Low cost: normal pressure drilling environment, simple frac design and low operating costs  Superior location: premium Gulf Coast pricing, supportive land owners and state/local agencies  Exceptional returns: 91% of well cost payout achieved in 1st year using a $2.50/Mcf natural gas price assumption and most recent well cost

Cotton Valley Horizontal – Production Up with Costs Down 6 Improving Well Performance (1) Excludes PQ #11 well which experienced mechanical issues during completion. Recent Horizontal Cotton Valley Results $6.9 $5.6 $5.2 $3.9 4,232 4,106 4,147 4,535 3,000 3,500 4,000 4,500 5,000 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2013 2014 (1) 2015 PQ #20 La te ra l F e e t A ve rag e D & C C o st D&C (8/8's) $MM Lateral Length 0 2 4 6 8 10 12 14 2011 2012 2013 2014 (1) 2015 2016 Gas Liquids 6.3 7.4 9.1 11.9 14.2 Wells: 3 5 1 6 3 2 13.7 PQ#10 PQ#11 PQ#12 PQ#13 PQ#14 PQ#15 PQ#16 PQ#17 PQ#18 PQ #19 PQ #20 Avg. % of IP IP Rate (Mmcfe/d) 10.7 7.9 11.7 12.3 13.5 11.4 16.7 14.2 11.7 12.5 14.8 12.5 N/A 30 Day Avg. Rate (Mmcfe/d) 9.9 6.7 10.2 13.8 14.5 13.6 16.4 14.1 11.9 11.4 11.5 12.2 98% 60 Day Avg. Rate (Mmcfe/d) 9.1 5.8 8.8 13.4 13.7 13.5 13.9 13.2 11.3 10.6 10.4 11.2 90% 90 Day Avg. Rate (Mmcfe/d) 9.0 5.2 7.7 13.6 11.7 13.0 12.3 12.2 10.9 9.8 9.9 10.5 84% 24 H R IP R at e ( M M C FE /D )

1st Year Cotton Valley Profile (1) 7 Drill & Complete Cost Total 1st Year Production Field Level Cash Flow (2) % of Payout 1st year Payout Period $4,000 M 2.3 Bcfe (6.3 MMcfe/d) $3,624 M 91% 22 mth (1) 2014 Avg. well performance; excluding PQ #11 (2) Price assumptions: $2.50/Mcf, $15Bbl of NGL and $40/Bbl of Oil - 2,000 4,000 6,000 8,000 10,000 12,000 1 2 3 4 5 6 7 8 9 10 11 12 M M cf e/ d Month

Cotton Valley Horizontal Economics (1) 8 Assumptions (2) Gross Well Cost ($MM) 4.0 EUR (Bcfe) 8.6 IP Rate (Mmcfe/d) 11.9 % Gas / Liquids 70% / 30% IRR (%) 42% Payback (mth) 22 (1) Excludes JV cost sharing economics (2) 2014 Avg. well performance; excluding PQ#11; $2.50/Mcf gas , $15 NGL/Bbl and $40 oil/Bbl Sensitivity to Gas Prices Economic Assumptions $4.0 MM D&C 22% 42% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% $2.00 $2.50 $3.00 Horizontal CV Well Economics

9 Last 9 Cotton Valley Wells: Maximum Growth with Minimal Wells 5.7 11.1 4 5 6 7 8 9 10 11 12 BCF E 95% Growth in Production 12/31/13 12/31/15 • Growth metrics above achieved with only 9 gross wells. 47.6 114 20 30 40 50 60 70 80 90 100 110 120 BCF E 140% Growth in Reserves 12/31/15 PROVED RESERVES PRODUCTION 12/31/13

10 2017 Cotton Valley Drilling Program 3-well Pad PQ #23-25 3-well Pad PQ #26-28PQ/CVX #22 (Drilling) PQ #21 (WOC) Single Well Pads PQ #29-31

MCFADDEN-BAGLEY UNI 1 42365359740000 CUMGAS : 153,052 MCF CUMOIL : 835 BBLS CUMWTR : 22,183 BBLS 2/15/2006 8 2 0 0 8 2 5 0 8 3 0 0 8 3 5 0 8 4 0 0 8 4 5 0 8 5 0 0 8 5 5 0 8 6 0 0 8 6 5 0 8 7 0 0 8 7 5 0 8 8 0 0 8 8 5 0 8 9 0 0 8 9 5 0 9 0 0 0 9 0 5 0 9 1 0 0 9 1 5 0 9 2 0 0 9 2 5 0 9 3 0 0 9 3 5 0 9 4 0 0 9 4 5 0 9 5 0 0 9 5 5 0 9 6 0 0 9 6 5 0 9 7 0 0 9 7 5 0 9 8 0 0 9 8 5 0 9 9 0 0 9 9 5 0 1 0 0 0 0 1 0 0 5 0 1 0 1 0 0 1 0 1 5 0 1 0 2 0 0 1 0 2 5 0 1 0 3 0 0 1 0 3 5 0 8250 8250 8300 8300 8350 8350 8400 8400 8450 8450 8500 8500 8550 8550 8600 8600 8650 8650 8700 8700 8750 8750 8800 8800 8850 8850 8900 8900 8950 8950 9000 9000 9050 9050 9100 9100 9150 9150 9200 9200 9250 9250 9300 9300 9350 9350 9400 9400 9450 9450 9500 9500 9550 9550 9600 9600 9650 9650 9700 9700 9750 9750 9800 9800 9850 9850 9900 9900 9950 9950 10000 10000 10050 10050 10100 10100 10150 10150 10200 10200 10250 10250 10300 10300 10350 10350 10400 10400 10450 10450 10500 10500 10550 10550 SE CARTHAGE PETRA 6/17/2013 10:36:53 AM “C&D” Sands Davis Sand E4 Sands Roseberry/Eberry Sand Vaughn Sand PetroQuest -- McFadden Bagley #1 GR Resistivity Den. Porosity Cotton Valley Benches 9,000’ 10,000’ 9,500’ 8,500’ E Sands Multi Bench Cotton Valley Opportunities 11 Taylor/Sexton Bench Gross Drilling Locations* C&D 90 Vaughn 114 Davis 182 E4 65 E 95 Eberry/Roseberry 41 Sexton/Taylor 14 Total Gross Drilling Locations 601 * Locations based on 1500’ spacing within area of estimated economic net feet of pay determined by offsetting vertical well logs Cotton Valley Drilling Locations (1) (1) (1) PQ tested benches horizontally; 5 wells in E4 and 15 wells in Eberry NOTE> All of the above benches are productive on PQ acreage through >140 vertical wells and all benches have been tested horizontally in close proximity to PQ acreage

12 Cotton Valley Acreage Position 52,000 Gross Acres (100% HBP) ~600 Gross Future Locations (300 Net)

Gulf Coast – Free Cash Flow Generator 13 Houston Lafayette Areas of Interest: Onshore S. LA / Shallow Water GOM Key Operating Metrics (1) Cash Flow = Revenues less lease operating expenses and severance taxes from Gulf Coast/Gulf of Mexico. Please see Appendix 4 for reconciliation. (2) 2014 Capex excludes non-cash Fleetwood accruals and 2013 Capex excludes GOM acquisition. Gulf Coast Assets: Free Cash Flow Funds Growth (1)(2) La Cantera / Thunder Bayou Ten Year Drilling Success Rate: 70% 3Q16 Production (Mmcfe/d) 33 % Gas: 68% % NGL: 11% % Oil: 21% Over $430MM of Free Cash Flow since 2007 0 100 200 300 400 500 600 700 800 900 Gulf Coast Cash Flow Gulf Coast Capex $ M M

Thunder Bayou Recompletion 14 Bottom Zone (Shut-In) Cum Prod: 14.6 Bcfe Original 1P: 8.6 Bcfe Jan 17 Recompletion 154 net feet of pay Prod Est: 50-70 MMCFE/D 3P Reserve Est: ~140 Bcfe ~$35MM in field level cash flow

Thunder Bayou/La Cantera 3P Value Remaining Gross 3P Reserves ~200 Bcfe 3Q16 Cash Margin/Mcfe (1) $2.70 Remaining Gross 3P Value(undiscounted) $540 MM PQ Weighted Avg. NRI 31% Net Value to PQ $167 MM Shares O/S 21,100,000 Value per Share $7.93 15 (1) Revenues (oil, gas and ngl) less lifting costs (LOE and sev taxes)

PQ’s Aggressive Response to Downturn 16  Asset sales in excess of $300 million  Completed two debt exchanges to extend maturities and reduce fixed charges  Have repaid or extended maturity on 93% of Unsecured Notes due 2017  Recent exchange provides $33 million of cash interest savings over the next 18 months  New $50MM first lien term loan replaced $0 borrowing base credit facility  Entered into JV program in East Texas  4Q16E cash costs down 46% ($10.9 million*) from 4Q15; equates to $2.69/mcfe of margin enhancement * Based on mid-point of 4Q16 guidance

Changes to Maturity Profile ($000s) 17 350 0 50 100 150 200 250 300 350 400 2017 - 23 14 0 50 100 150 200 250 300 350 400 2016 2017 2021 2021 12/31/15 9/30/16 244 Unsecured 2017 Notes 2021 2L Notes 2021 2L PIK Notes Expected to be refinanced with $50MM term loan due 2020

18 0 10 20 30 4Q15 4Q16E 10.1 1.5 8.1 6.3 5.3 4.8 Int/Div Lifting G&A 23.5 12.6 4Q15 vs 4Q16E Cash Costs Comparison ($mm’s) (1) Includes capitalized amounts (2) Mid-point of 4Q16E guidance G&A down - 9% Lifting costs down - 22% Int/Dividends down - 85% (1) (1) $10.9MM in savings equates to $2.69/mcfe (2) (1) (1)

2017 Gas Hedge Position (MMcf/d) 19 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 1Q17 2Q17 3Q17 4Q17 Hedged Volumes 4Q16E Gas Production 4Q17E Gas Production* ** * Assumes the mid-point of 4Q16E production guidance **Assumes 4Q16E to 4Q17E production growth of ~100% Average floor gas price: $3.21 Cotton Valley IRR @ $3.00: 67%

Summary  Asset Sales and Debt Exchanges Repositions Balance Sheet  Refinanced or repaid ~95% of the YE14 debt of $425MM  Refinanced debt retained the original Notes 10% interest rate  No material near-term maturities until 2021  Accomplished significant cash interest savings via debt reduction/PIK  2017: Poised For Significant Growth through Cotton Valley development and Thunder Bayou recompletion  Sequential production growth expected in 2017  4Q16 to 4Q17 production expected to increase ~100%  Actively hedging to lock in strong Cotton Valley economics  Interest savings from exchange coupled with production growth provides funding for capital spend 20

21 Appendix

Appendix 1 - Hedging Positions 22 Natural Gas Hedged Volumes (Bcfe) Price 2017 10.1 $3.21 1Q18 1.8 $3.21

Appendix 2 – Adjusted EBITDA Reconciliation

($ in thousands)	2011	2012	2013	2014	2015	1Q16	2Q16	3Q16
Net Income (Loss) available to common stockholders	$5,409	($137,218)	$8,943	$26,051	($299,977)	($39,137)	($24,143)	($23,306)
Income tax expense (benefit)	(1,810)	1,636	320	(2,941)	2,673	86	475	(18)
Interest expense & preferred dividends	14,787	14,947	27,025	34,420	38,905	9,751	7,788	9,022
Depreciation, depletion, and amortization	58,243	60,689	71,445	87,818	63,497	10,138	7,193	6,030
Share based compensation expense	4,833	6,910	4,216	5,248	4,617	442	483	436
Gain on Asset Sale	-	-	-	-	(21,937)	-	-	-
Accretion of asset retirement obligation	2,049	2,078	1,753	2,958	3,259	608	618	670
Derivative (income) expense	-	233	(233)	-	-	-	-	-
Costs incurred to issue 2021 Notes	-	-	-	-	-	4,740	68	5,265
Ceiling test writedown	18,907	137,100	-	-	266,562	18,857	12,782	8,665
Adjusted EBITDA	$102,418	$86,375	$113,469	$153,554	$57,599	$5,485	$5,264	$6,764

- Adjusted EBITDA represents net income (loss) available to common stockholders before income tax expense (benefit), interest expense (net), preferred stock dividends, depreciation, depletion, amortization, loss on early extinguishment of debt, share based compensation expense, gain on asset sale, non-cash gain on legal settlement, accretion of asset retirement obligation, derivative (income) expense, costs incurred to issue 2021 Notes and ceiling test writedowns. We have reported Adjusted EBITDA because we believe Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. We believe Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion and amortization, which can vary significantly depending upon accounting methods or nonoperating factors such as historical cost. Adjusted EBITDA is not a calculation based on generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results.
- Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States. The above table reconciles net income (loss) available to common stockholders to Adjusted EBITDA for the periods presented.

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Appendix 3 - Discretionary Cash Flow Reconciliation

($ in thousands)	2011	2012	2013	2014	2015	1Q16	2Q16	3Q16
Net income (loss)	$10,548	($132,079)	$14,082	$31,190	($294,838)	($37,643)	($22,858)	($22,021)
Reconciling items:								
Income tax expense (benefit)	(1,810)	1,636	320	(2,941)	2,673	86	475	(18)
Depreciation, depletion and amortization	58,243	60,689	71,445	87,818	63,497	10,138	7,193	6,030
Share based compensation expense	4,833	6,910	4,216	5,248	4,617	442	483	436
Gain on Asset Sale	-	-	-	-	(21,937)	-	-	-
Ceiling test write down	18,907	137,100	-	-	266,562	18,857	12,782	8,665
Accretion of asset retirement obligation	2,049	2,078	1,753	2,958	3,259	608	618	670
Costs incurred to issue 2021 Notes	-	-	-	-	-	4,740	68	5,265
Other	625	1,114	1,240	2,188	2,259	562	248	1,180
Discretionary cash flow	$93,395	$77,448	$93,056	$126,461	$26,092	($2,210)	($991)	207
Changes in working capital accounts	26,686	13,770	(29,867)	55,370	6,789	(23,516)	3,166	(25,509)
Payments to settle asset retirement obligations	(905)	(2,627)	(3,335)	(3,623)	(2,776)	(464)	(2,051)	(369)
Net cash flow provided by operating activities	$119,176	$88,591	$59,854	$178,208	$30,105	($26,190)	$124	($25,671)

Note: Management believes that discretionary cash flow is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Discretionary cash flow is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since discretionary cash flow is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

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Appendix 4 – Gulf Coast/GOM Free Cash Flow Reconciliation ($ in thousands) 2007-2015 Revenues $1,005,705 Lease Operating Expense (184,505) Severance Tax (25,480) Field level cash flow $795,720 Capital Expenditures (1) (361,794) Free Cash Flow $433,926 25 (1) 2014 Capex excludes non-cash Fleetwood accruals and 2013 Capex excludes GOM acquisition.

Appendix 5 - Panola County Cotton Valley – Room to Run 26 Legend Cotton Valley Wells PQ CV Vertical Wells PQ CV Horizontal Wells PQ Area of Mutual Interest Carthage Field Area – 4.4 TCF of Unrisked Resource Potential 2.2 Tcfe of CV/TP/Bossier Unrisked Resource Potential

Appendix 6 - Cotton Valley Horizontal – Horizontal Uplift 27 Horizontal Completions Realizing 12x EUR Uplift vs. Vertical Wells (1) Ryder Scott estimate excluding PQ #11 well which experienced mechanical issues during completion 0.7 8.6 0 1 2 3 4 5 6 7 8 9 10 61 Vertical Wells 2014 Horizontal Wells (1) A vg . B cfe / W e ll

Company Information 28 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com V1